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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



            Date of Report (Date of earliest event reported):  October 30, 1998



                              BSB BANCORP, INC.
        ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


              DELAWARE                               0-17177                          16-1327860
--------------------------------------    ----------------------------        --------------------------
    (State or Other Jurisdiction                   (Commission                      (IRS Employer
          of Incorporation)                        File Number)                  Identification No.)



              58-68 EXCHANGE STREET, BINGHAMTON, NEW YORK 13902
          ---------------------------------------------------------
                   (Address of principal executive offices)


     Registrant's telephone number, including area code:   (607) 779-2525
                                                        -------------------

                                NOT APPLICABLE
     -------------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 5           OTHER EVENTS

                 Amendment of Rights Agreement. Effective October 30, 1998, in connection with the Rights Agreement, dated as of May 22, 1989, by and between BSB Bancorp, Inc. (the "Company") and American Stock Transfer & Trust Company ("AST"), as successor Rights Agent (as amended on January 29, 1996, the "Rights Agreement"), the Company and AST executed Amendment No. 2 to the Rights Agreement, which is attached as an exhibit hereto, and incorporated by reference herein.



ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits


                     Exhibit No.              Description
                     ----------               -----------
                          1.                  Amendment No. 2 to Rights Agreement






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BSB BANCORP, INC.
                                              ----------------
                                              (Registrant)


                                            /s/ Larry G. Denniston
                                            ---------------------------------
                                              Larry G. Denniston
                                              Senior Vice President and
                                              Corporate Secretary





Date: October 30, 1998